                                                                    EXHIBIT (21)

                    NALCO CHEMICAL COMPANY AND SUBSIDIARIES

                                --------------

                         SUBSIDIARIES OF THE REGISTRANT

  Subsidiaries of the registrant, all of which are wholly-owned unless otherwise indicated, are as follows:

                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                              INCORPORATION OR
                          COMPANY                               ORGANIZATION
                          -------                            -------------------
Domestic:
  ADX....................................................... Michigan
  Aluminate Sales Corporation............................... Illinois
  Chem Technologies, Incorporated........................... Delaware
  Chemco Water Technology, Inc. ............................ Delaware
  Chicago Chemical Company.................................. Illinois
  Board Chemistry, Inc. .................................... Illinois
  Nalco Delaware............................................ Delaware
  Nalco Diversified Technologies, Inc. ..................... Delaware
  Nalco Foreign Sales Corporation........................... U.S. Virgin Islands
  Nalco FT, Inc............................................. Delaware
  Nalco Japan Company, Ltd. ................................ Delaware
  Nalco Leasing Corporation................................. Delaware
  Nalco Neighborhood Development Corporation................ Delaware
  Nalco Resources Investment Company........................ Texas
  Nalco TWO, Inc. .......................................... Delaware
  NalFirst Holding Inc. .................................... Delaware(1)
  NalFirst Leasing Corporation.............................. Delaware(1)
  Nalgreen, Inc............................................. Delaware
  NalTech, Inc. ............................................ Delaware
  Odor Control Technology, Inc. ............................ Georgia(2)
  Oil Products & Chemical Company, Inc. .................... Illinois
  The Flox Company.......................................... Minnesota
  Trident Chemical Company, Inc. ........................... Delaware
  Visco Products Company.................................... Texas
Foreign:
  Alfoc Ltd................................................. United Kingdom
  Deutsche Nalco GmbH....................................... Germany
  Deutsche Nalco-Chemie, G.m.b.H. .......................... Germany
  Deutsche Nalco Equipment G.m.b.H. ........................ Germany
  Diversey Water Technologies Limited....................... United Kingdom
  Diversey Water Technologies, Ltd. ........................ Canada
  DWT SRL................................................... Italy
  Gamus Quimica, Ltda. ..................................... Brazil
  Houseman Waterbehandeling B.V. ........................... Netherlands
  International Water Consultant B.V. ...................... Netherlands
  International Water Consultant Beheer B.V. ............... Netherlands
  IWC Chemische Produkten B.V. ............................. Netherlands
  IWC Consultant GmbH....................................... Germany
  Nalco Anadolu A.S. ....................................... Turkey
  Nalco Applied Services of Europe B.V. .................... Netherlands

                                                                STATE OR OTHER
                                                                JURISDICTION OF
                                                                 INCORPORATION
                            COMPANY                             OR ORGANIZATION
                            -------                             ---------------
  Nalco Argentina, S.A. ....................................... Argentina
  Nalco Australia Pty. Limited................................. Australia
  Nalco Belgium N.V./S.A. ..................................... Belgium
  Nalco Brazil Ltda. .......................................... Brazil
  Nalco Canada, Inc. .......................................... Canada
  Nalco Chemical A.B. ......................................... Sweden
  Nalco Chemical B.V. ......................................... Netherlands
  Nalco Chemical Company (Philippines) Inc. ................... Philippines
  Nalco Chemical Company (Thailand) Limited.................... Thailand
  Nalco Chemical Gesellschaft m.b.H............................ Austria
  Nalco Chemical (H.K.) Limited................................ Hong Kong
  Nalco Chemie................................................. Czechoslovakia
  Nalco de Venezuela, C.A. .................................... Venezuela
  Nalco de Venezuela Holding, S.A. ............................ Venezuela
  Nalco Ecuador, S.A. ......................................... Ecuador
  Nalco Chemical Egypt......................................... Egypt
  Nalco Espanola, S.A. ........................................ Spain
  Nalco Europe B.V. ........................................... Netherlands
  Nalco France................................................. France
  Nalco Chem................................................... Russia
  Nalco Gulf Limited........................................... Dubai
  Nalco Hellas S.A. ........................................... Greece
  Nalco Holdings Australia Pty. Limited........................ Australia
  Nalco Holding B.V............................................ Netherlands
  Nalco Investments Australia, Pty. Limited.................... Australia
  Nalco Investments U.K. Limited............................... United Kingdom
  Nalco Italiana, S.p.A........................................ Italy
  Nalco Japan Technical Center Co. Ltd......................... Japan
  Nalco Kemiai Kft............................................. Hungary
  Nalco Korea Co., Ltd. ....................................... South Korea
  Nalco Limited................................................ United Kingdom
  Nalco Marketing, S.A. ....................................... Spain
  Nalco New Zealand, Ltd. ..................................... New Zealand
  Nalco Norge A/S.............................................. United Kingdom
  Nalco Pacific Pte. Ltd. ..................................... Singapore
  Nalco Poland................................................. Poland
  Nalco Portuguesa (Q.I.) Ltda. ............................... Portugal
  Nalco Productos Quimicos de Chile S.A. ...................... Chile
  Nalco Saudi Co., Ltd. ....................................... Saudi Arabia (3)
  Nalcochemical (Malaysia) SDN BHD............................. Malaysia
  Nalcomex, S.A. de C.V. ...................................... Mexico
  Nalfleet, Inc. .............................................. United Kingdom
  Nalfloc Ltd. ................................................ United Kingdom
  Nal-Lite Produtos Quimicos Ltda.............................. Brazil
  NCC Mauritius Limited........................................ Mauritius
  P.T. Nalco Perkasa........................................... Indonesia (4)
  Quimica Nalco de Colombia, S.A. ............................. Colombia
  Suomen Nalco Oy.............................................. Finland
  Taiwan Nalco Chemical Co., Ltd. ............................. Taiwan (5)

                                                                     STATE OR
                                                                       OTHER
                                                                   JURISDICTION
                                                                        OF
                                                                   INCORPORATION
                                                                        OR
                             COMPANY                               ORGANIZATION
                             -------                               -------------
  Deryshares, B.V. ...............................................  Netherlands
  Nalco Chemical India, Ltd. .....................................  India (6)
  Nalco Chemical Company (Suzhou) Ltd. ...........................  China (7)

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Note (1)--80% of voting securities owned by Registrant
Note (2)--66% of voting securities owned by Registrant
Note (3)--60% of voting securities owned by Registrant
Note (4)--51% of voting securities owned by Registrant
Note (5)--79% of voting securities owned by Registrant
Note (6)--65% of voting securities owned by Registrant
Note (7)--95% of voting securities owned by Registrant